First Quarter 2020 Results

June 10, 2020

Forward-Looking Statements

Forward-looking statements in this presentation regarding the Company's future performance, including sales growth including in off-premise sales, reopening of dining rooms, anticipated Q2 2020 cash burn and underlying assumptions, preliminary comparable restaurant revenue for restaurants with re-opened dining rooms and average net sales per restaurant, weekly comparable store sales, and all other statements that are not historical facts, are made under the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. These statements are based on assumptions believed by the Company to be reasonable and speak only as of the date on which such statements are made. Without limiting the generality of the foregoing, words such as "expect," "believe," "anticipate," "intend," "plan," "project," "will" or "estimate," or the negative or other variations thereof or comparable terminology are intended to identify forward-looking statements. Except as required by law, the Company undertakes no obligation to update such statements to reflect events or circumstances arising after such date and cautions investors not to place undue reliance on any such forward-looking statements. Forward-looking statements involve risks and uncertainties that could cause actual results to differ materially from those described in the statements based on a number of factors, including but not limited to the following: the extent of the impact of the COVID-19 global pandemic or any other epidemic, disease outbreak, or public health emergency, including the duration, spread, severity, and any recurrence of the COVID-19 pandemic, the duration and scope of related government orders and restrictions, the impact on our Team Members, economic, public health, and political conditions that impact consumer confidence and spending, including the impact of COVID-19 and other health epidemics or pandemics on the global economy; the amount of cash tax refund received as a result of the CARES act; the rapidly evolving nature of the COVID-19 pandemic and related containment measures, including the potential for a complete shutdown of Company restaurants; changes in unemployment rate; the ability to achieve significant cost savings; the Company's ability to defer lease or contract payments or otherwise obtain concessions from landlords, vendors, and other parties in light of the impact of the COVID-19 pandemic; the economic health of the Company's landlords and other tenants in retail centers in which its restaurants are located; the economic health of suppliers, licensees, vendors, and other third parties providing goods or services to the Company; the Company's ability to continue to increase sales; the impact of political protests and curfews imposed by state and local governments; the effectiveness of the Company's marketing strategies and promotions and menu changes; the cost and availability of key food products, distribution, labor, and energy; the effectiveness of the Company's strategic initiatives including service model and technology solutions; the cost and availability of capital or credit facility borrowings; the ability to obtain equity financing; the adequacy of cash flows or available debt resources to fund operations; and other risk factors described from time to time in the Company's Form 10-K, Form 10-Q, and Form 8-K reports (including all amendments to those reports) filed with the U.S. Securities and Exchange Commission.

This presentation also contains non-GAAP financial information. Management uses this information in its internal analysis of results and believes that this information may be informative to investors in gauging the quality of the Company's financial performance, identifying trends in results, and providing meaningful period-to-period comparisons. For a reconciliation of non-GAAP measures presented in this document, see the Appendix of this presentation or the Schedules to the Q1 press release posted on redrobin.com.

Business and Operational Update Related to COVID-19

- Navigating an unprecedented time for the business, industry and country to combat the global COVID-19 crisis
- Strategic investments made prior to the crisis in off-premise, digital and loyalty have enabled us to successfully shift the business to off-premise model
- Maintaining significantly higher off-premise sales, which tripled when compared to pre-COVID-19 levels
- With relentless focus on health and safety for Team Members and Guests, we are continuing to make progress re-opening our dining rooms across the country
- To build on the momentum we are experiencing in off-premise and dine-in sales, we are now re-opening restaurants in our largest and highest volume markets in the Pacific Northwest and West Coast
- 65% of Company-operated restaurants opened with limited capacity as of June 7, 2020
- Re-opening dining rooms with a measured and strategic approach and a focus on health and safety; preliminary comparable restaurant revenue for restaurants with re-opened dining rooms was -26.7% for the week of June 7, 2020
- Decisive actions have been taken to manage through the crisis, which provides ample liquidity, enhances financial flexibility and helps mitigate the impact of COVID-19
- Confident in our ability to emerge in an even stronger position when the recovery begins, given our enduring brand promise, compelling value proposition and continued investment to serve Our Guests while strictly adhering to CDC, state and local guidelines

Red Robin First Quarter Financial and Operating Results

- Red Robin entered fiscal 2020 with strong business momentum and substantially improved guest satisfaction scores
  - Through the first eight weeks of the year, comparable restaurant revenue grew 3.7%, driven in part by positive Guest counts
- Comparable restaurant revenue decreased 20.8% for Q1 due to the severe impact of the crisis
- 270 dining areas re-opened as of June 7, 2020
- Off-premise sales increased 86.1% for Q1 comprising 26.3% of total food and beverage sales, including catering
- Total revenues decreased 25.3%
- GAAP loss per diluted share was $13.51 compared to $0.05 in Q1 2019. Adjusted diluted loss per share[1] was $6.66 compared to earnings per diluted share of $0.19 in Q1 2018
- Net loss was $174.3 million compared to net income of $0.6 million in Q1 2019
- Adjusted EBITDA[1] was a loss of $10.7 million compared to $34.3 million in Q1 2019
- Restaurant-level operating profit[1] was 8.8% compared to 18.3% in the prior year
- Six sequential weeks of sales improvement through June 7, due to the continued strong growth in off-premise sales and early traction in dine-in sales






1 See reconciliations of non-GAAP financial measures to the most comparable GAAP financial measures in Appendix.

Responding to the COVID 19 Pandemic

Red Robin GOURMET BURGERS AND BREWS

OFF PREMISE BUSINESS DRIVING STABILITY IN UNPRECEDENTED TIMES

- Off-premise business enhancements made over the last few years (Red Robin Delivery/last mile delivery, online ordering, mobile access, curbside service) communicated through digital media including Red Robin Royalty, drove higher volumes of off-premise guests during the pandemic
- Off-premise sales tripled compared to pre-COVID levels
- Off-premise sales increased 86.1% during Q1 2020 and comprised 26.3% of total food and beverage sales

FINANCIAL MEASURES TO ENSURE AMPLE LIQUIDITY AND FINANCIAL FLEXIBILITY

- As of June 7, 2020 Red Robin had $84 million of liquidity
- With improving revenue and previously taken cost reductions, reduced estimated average cash burn to $1 to $2 million per week[1]
    - This includes partial rent payment, re-opening costs, one-time COVID-19 expenses and costs associated with finalizing the amendment to its credit facility
- Finalized an amendment to its credit facility, which provides further financial flexibility during the COVID-19 pandemic

DEDICATION TO SUPPORTING OUR EMPLOYEES AND GUESTS

- The health and safety of our guests and team members remains our number one priority
- Enhanced measures when re-opening dining areas including Team Members wearing face coverings, completing daily health surveys, and social distancing protocols
- Red Robin has made visible cleaning and disinfecting behaviors important elements of its daily operations
- All re-opened dining rooms feature the Company's new hospitality model, Total Guest Experience ("TGX")

[1] Estimate through the second quarter

Recent Performance and Dining Room Openings

- Since the mid-March peak impact of the COVID-19 pandemic, **substantial improvement in revenue with consistent and sequential increases** in each of the last five weeks
- On **April 28, Red Robin began opening select dining rooms** in a limited capacity
- To build on the momentum we are experiencing in off-premise and dine-in sales, **we are now re-opening restaurants in our largest and highest volume markets** in the Pacific Northwest and West Coast

65%	-40%	-27%
of Company-operated restaurants opened with limited capacity as of June 7	weekly comparable store sales for the week ended June 7	weekly comparable store sales for restaurants with re-opened dining rooms for the week ended June 7



Weekly Comparable Store Sales
Dining room openings:
Closed all dine-in service
Re-opened select dining rooms
65% of dining rooms re-opened
20%
0%
-20%
-40%
-60%
-80%
3.7%
0.9%
-3.7%
-72.7%
-70.5%
-63.9%
-65.2%
-56.0%
-54.7%
-52.2%
-47.9%
-47.0%
-43.8%
-39.7%
QTD 23-Feb
1-Mar
8-Mar
15-Mar
22-Mar
29-Mar
5-Apr
12-Apr
19-Apr
26-Apr
3-May
10-May
17-May
24-May
31-May
7-Jun

Note: Easter Sunday occurred the week of April 12, 2020 and the week of April 19, 2019

Recent Performance and Dining Room Openings

- Overall since the beginning of the second quarter of 2020, the Company's weekly **comparable restaurant revenue has sequentially improved**:

				Week ended			
Company-owned Restaurants	**26-Apr**	**3-May**	**10-May**	**17-May**	**24-May**	**31-May**	**7-Jun**
Weekly Net Comparable Restaurant Revenues	(56.0)%	(54.7)%	(52.2)%	(47.9)%	(47.0)%	(43.8)%	(39.7)%
Average Net Sales per Restaurant	$24,435	$24,514	$27,202	$28,895	$29,598	$32,239	$34,222
# of Comparable Company-operated Restaurants	414	414	414	414	414	414	414

- As of June 7, 2020, the Company has **re-opened approximately 270 dining rooms with limited capacity**, representing approximately 65% of currently open Company-owned restaurants:

				Week ended			
Re-opened Company-owned Restaurants(1)	**26-Apr**	**3-May**	**10-May**	**17-May**	**24-May**	**31-May**	**7-Jun**
Weekly Net Comparable Restaurant Revenues	N/A	N/A	(37.6)%	(35.8)%	(31.6)%	(26.9)%	(26.7)%
Average Net Sales per Restaurant	N/A	N/A	$27,171	$27,536	$33,835	$37,731	$37,682
# of Comparable Company-operated Restaurants	0	2	65	108	156	218	270

(1) Net sales performance for restaurants re-opened for full fiscal week presented. Restaurant count shown is as of the end of fiscal week presented.

Red Robin is Well-positioned to Emerge Strong Coming Out of the Crisis

1. Recapture our soul
2. Deliver the brand promise
3. Tell our story
4. Accelerate profitable growth

New service model	Menu rationalization
Investment in Guest-facing technology	Donatos®
Significant off-premise growth	Portfolio optimization





Our Guests' trust in our brand and investments made in critical capabilities will serve as a competitive advantage for Red Robin

Comparable Restaurant Revenue Trend[(1)]


25.0%
20.0%
15.0%
10.0%
5.0%
0.0%
-5.0%
-10.0%
-15.0%
-20.0%
-25.0%
-0.9%
-2.6%
-3.4%
-4.5%
-3.3%
-1.5%
1.6%
1.3%
-20.8%
Q1-18
Q2-18
Q3-18
Q4-18
Q1-19
Q2-19
Q3-19
Q4-19
Q1-20

(1) Calculated at constant currency rates

Continued Off-Premise Sales Growth


US Comp Locations Off-Premise Sales as a % of Gross F&B Sales
100.0%
90.0%
80.0%
70.0%
60.0%
50.0%
40.0%
30.0%
20.0%
10.0%
0.0%
9.4%
9.6%
10.1%
10.6%
11.6%
12.5%
13.2%
13.9%
86.1%
Q1-18
Q2-18
Q3-18
Q4-18
Q1-19
Q2-19
Q3-19
Q4-19
Q1-20

Appendix

First Quarter 2020 Sales Highlights

Red Robin GOURMET BURGERS AND BREWS

	Q1-20 (16 Weeks)	Q1-19 (16 Weeks)	Change
Restaurant revenue	$301.4 million	$400.5 million	-24.7%
Total company revenues	$306.1 million	$409.9 million	-25.3%
Company-owned comp revenue[(1)(2)]	-20.8%	-3.3%	
Price/Mix	0.1%	2.2%	
Guest counts	-20.9%	-5.5%	
Franchised comp revenue[(2)]	-23.3%	-2.6%	
Company avg. weekly revenue/unit[(1)] – total	$41,785	$51,802	-19.3%
Company avg. weekly revenue/unit[(1)(2)] – comp	$42,888	$54,120	-20.8%
Avg. weekly restaurant level operating profit/unit[(1)] – comp	$4,529	$11,102	-59.2%
Operating weeks	7,214	7,731	-6.7%
Net Sales/ sq. ft (TTM)	$420	$431	-2.6%

(1) Calculated at constant currency rates
(2) Comparable revenue growth is calculated by comparing the same calendar weeks. Comparable restaurants are those Company-owned restaurants that have operated five full quarters during the period presented, and such restaurants are only included in the comparable metrics if they are comparable for the entirety of both periods presented.

First Quarter 2020 Restaurant Results

	% of Restaurant Revenue Q1-20	% of Restaurant Revenue Q1-19	Favorable (Unfavorable) (bps)
Cost of sales	23.4%	23.4%	—
Labor	39.3%	35.7%	(360)
Other operating	17.3%	13.9%	(340)
Occupancy	11.2%	8.7%	(250)
Restaurant Level Operating Profit[1]	8.8%	18.3%	(950)

(1) See Appendix for reconciliation of non-GAAP restaurant-level operating profit to net income (loss)

First Quarter 2020 Commodity Update

Red Robin
GOURMET BURGERS AND BREWS

	% of Total COGS in Q1-20	Variable vs. Fixed Pricing
Ground beef	16.6%	Variable (market driven)
Steak fries	12.4%	100% fixed through 10/21
Poultry	9.3%	100% fixed through 1/21
Produce	7.7%	80% fixed through 10/21
Bread	6.1%	100% fixed through 6/20
Cheese	5.9%	90% fixed through 1/23
Meat	3.8%	Variable (market driven)
Seafood	2.6%	100% fixed through 12/20
Fry oil	1.8%	100% fixed through 12/20

Restaurant Level Operating Profit Reconciliation to Income (Loss) from Operations and Net Income (Loss)

($ in thousands)

	2018				2019				2020
	Q1	Q2	Q3	Q4	Q1	Q2	Q3	Q4	Q1
Restaurant revenue	$414,702	$310,392	$290,218	$300,897	$400,484	$302,418	$289,862	$296,757	$301,434
Restaurant operating costs[1]:									
Cost of sales	98,515	74,874	69,003	71,112	93,715	72,387	69,017	68,285	70,426
Labor	143,015	106,476	102,322	104,449	142,894	106,538	104,870	102,476	118,566
Other operating[2]	55,025	42,668	43,612	40,779	55,565	43,000	44,317	43,594	52,291
Occupancy	35,010	26,460	26,629	26,047	35,020	25,458	24,942	26,378	33,657
Restaurant-level operating profit	83,137	59,914	48,652	58,510	73,290	55,035	46,716	56,024	26,494
Add – Franchise and other revenue[2]	6,817	4,996	4,659	5,882	9,382	5,563	4,360	6,188	4,631
Deduct – Other operating:									
Depreciation and amortization	29,193	22,323	21,819	22,036	28,438	21,369	21,280	20,703	28,320
General and administrative expenses	28,588	20,408	16,763	18,335	30,090	21,791	19,220	19,345	26,723
Selling[2]	17,730	15,209	12,017	17,408	18,026	13,443	17,556	16,507	14,779
Pre-opening and acquisition costs	1,137	569	387	—	319	—	—	—	153
Other charges (gains)[2]	6,287	10,615	520	21,708	2,398	16,847	(1,757)	4,110	119,379
Total other operating	82,935	69,124	51,506	79,487	79,271	73,450	56,299	60,665	189,354
Income (loss) from operations	7,019	(4,214)	1,805	(15,095)	3,401	(12,852)	(5,223)	1,547	(158,229)
Interest expense, net and other	3,407	2,385	2,295	2,838	3,238	2,153	1,812	1,907	3,370
Income tax (benefit) expense	(768)	(4,725)	(2,199)	(7,299)	(476)	(15,986)	(5,214)	7,342	12,699
Net income (loss)	$4,380	$(1,874)	$1,709	$(10,634)	$639	$981	$(1,821)	$(7,702)	$(174,298)

(1) Excluding depreciation and amortization, which is shown separately
(2) Certain amounts presented in prior periods have been reclassified to conform with the current period presentation

EBITDA and Adjusted EBITDA Reconciliation to Net Income (Loss)

($ in thousands)

	2018				2019				2020
	Q1	Q2	Q3	Q4	Q1	Q2	Q3	Q4	Q1
Net income (loss) as reported	$4,380	$(1,874)	$1,709	$(10,634)	$639	$981	$(1,821)	$(7,702)	$(174,298)
Adjustments to net income (loss):									
Depreciation and amortization	29,193	22,323	21,819	22,036	28,438	21,369	21,280	20,703	28,320
Income tax (benefit) expense	(768)	(4,725)	(2,199)	(7,299)	(476)	(15,986)	(5,214)	7,342	12,699
Interest expense, net	3,277	2,458	2,390	2,550	3,345	2,322	2,229	2,245	3,234
EBITDA	36,082	18,182	23,719	6,653	31,946	8,686	16,474	22,588	(130,045)
Goodwill impairment	—	—	—	—	—	—	—	—	95,414
Restaurant asset impairment	—	9,643	—	18,483	—	14,064	—	1,030	15,498
Litigation contingencies	4,000	—	—	795	—	—	—	—	4,500
Board and stockholder matter costs	—	—	—	—	—	1,152	1,311	798	1,482
Restaurant closure and refranchising costs (gains)	—	—	—	—	304	1,001	(3,922)	1,430	1,406
Severance and executive transition	—	—	—	—	1,994	370	594	492	881
COVID-19 related charges	—	—	—	—	—	—	—	—	198
Spiral menu disposal	—	506	—	2,430	—	—	—	—	—
Reorganization costs	2,287	466	521	—	—	—	—	—	—
Executive retention	—	—	—	—	100	260	260	360	—
Adjusted EBITDA	$42,369	$28,797	$24,240	$28,361	$34,344	$25,533	$14,717	$26,698	$(10,666)

Reconciliation of Adjusted Net Income to Net Income (Loss) and Adjusted Earnings (Loss) Per Diluted Share to Earnings (Loss) Per Diluted Share

($ in thousands, except per share data)

	2018				2019				2020
	Q1	Q2	Q3	Q4	Q1	Q2	Q3	Q4	Q1
Net income (loss) as reported	$4,380	$(1,874)	$1,709	$(10,634)	$639	$981	$(1,821)	$(7,702)	$(174,298)
Adjustments to net income (loss):									
Goodwill impairment	—	—	—	—	—	—	—	—	95,414
Restaurant asset impairment	—	9,643	—	18,483	—	14,064	—	1,030	15,498
Litigation contingencies	4,000	—	—	795	—	—	—	—	4,500
Board and stockholder matter costs	—	—	—	—	—	1,152	1,311	798	1,482
Restaurant closure and refranchising costs (gains)	—	—	—	—	304	1,001	(3,922)	1,430	1,406
Severance and executive transition	—	—	—	—	1,994	370	594	492	881
COVID-19 related charges	—	—	—	—	—	—	—	—	198
Spiral menu disposal	—	506	—	2,430	—	—	—	—	—
Reorganization costs	2,287	466	520	—	—	—	—	—	—
Executive retention	—	—	—	—	100	260	260	360	—
Income tax (expense) benefit of adj.	(1,617)	(2,777)	(135)	(5,644)	(623)	(4,380)	457	(1,069)	(31,039)
Adjusted net income (loss)	9,050	5,964	2,094	5,430	2,414	13,448	(3,121)	(4,661)	(85,958)
Diluted net income (loss) per share[1]:									
Net income (loss) as reported	0.34	(0.14)	0.13	(0.82)	0.05	0.08	(0.14)	(0.60)	(13.51)
Adjustments to net income (loss):									
Goodwill impairment	—	—	—	—	—	—	—	—	7.40
Restaurant asset impairment	—	0.74	—	1.43	—	1.08	—	0.08	1.20
Litigation contingencies	0.30	—	—	0.06	—	—	—	—	0.35
Board and stockholder matter costs	—	—	—	—	—	0.09	0.10	0.06	0.11
Restaurant closure and refranchising costs (gains)	—	—	—	—	0.03	0.07	(0.30)	0.11	0.11
Severance and executive transition	—	—	—	—	0.15	0.03	0.05	0.04	0.07
COVID-19 related charges	—	—	—	—	—	—	—	—	0.02
Spiral menu disposal	—	0.04	—	0.19	—	—	—	—	—
Reorganization costs	0.17	0.04	0.04	—	—	—	—	—	—
Executive retention	—	—	—	—	0.01	0.02	0.02	0.03	—
Income tax (expense) benefit of adj.	(0.12)	(0.22)	(0.01)	(0.43)	(0.05)	(0.34)	0.03	(0.08)	(2.41)
Adjusted EPS - diluted	0.69	0.46	0.16	0.43	0.19	1.03	(0.24)	(0.36)	(6.66)

(1) For the second and fourth quarters of 2018, the impact of dilutive shares is included in the calculations as the adjustments for the quarter resulted in adjusted net income